Exhibit 99.5
HARRINGTON SOUND LIMITED
(formerly AMP GENERAL INSURANCE LIMITED)
ABN 30 008 405 632
Financial Report
31 DECEMBER 2007
Contents:

Page
Financial Report
Financial Statements
- Income Statement	1
- Balance Sheet	2
- Statement of Changes in Equity	3
- Cash Flow Statement	4
Notes to the Financial Statements	5
Report of Independent Auditors	25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Income Statement
For the year ended 31 December 2007

		31 Dec 07	31 Dec 06
	Note	$’000	$’000

Direct Premium Revenue		—	—
Outwards reinsurance expense		—	—

Net premium revenue		—	—

Direct claims benefit		30,939	19,985
Reinsurance and other recoveries expense		(30,556)	(19,982)

Net Claims Benefit		383	3

Other underwriting expenses	7	—	(1)

Underwriting result		383	4

Other Income	6	203	124

Net Investment Revenue	5	151	20,314
General and administration expenses/(revenue)	7	57	(52)

Net profit before tax		680	20,494

Income tax expense	8	196	112

Net profit attributable to members of Harrington Sound Ltd		484	20,382

The above Income Statement should be read in conjunction with the accompanying notes.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	1 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Balance Sheet
As at 31 December 2007

		2007	2006
	Note	$’000	$’000

Current Assets
Cash and cash equivalents	21	599	145
Receivables	9	—	112,836
Reinsurance and other recoveries receivable	10	17,817	25,252
Other financial assets	11	—	4,154

Total Current Assets		18,416	142,387

Non — Current Assets
Reinsurance and other recoveries receivable	10	43,057	66,576
Other financial assets	11	30,000	30,167
Deferred tax assets	8	3	16

Total Non — Current Assets		73,060	96,759

Total Assets		91,476	239,146

Current Liabilities
Outstanding Claims liability	12	17,570	24,990
Payables	13	256	1,101
Current tax liabilities		203	125

Total Current Liabilities		18,029	26,216

Non — Current Liabilities
Outstanding Claims liability	12	43,057	66,576

Total Non — Current Liabilities		43,057	66,576

Total Liabilities		61,086	92,792

Net Assets		30,390	146,354

Shareholder’s Equity
Contributed equity	14	210,552	327,000
Retained profits	15	(180,162)	(180,646)

Total Shareholders’ Equity		30,390	146,354

The above Balance Sheet should be read in conjunction with the accompanying notes.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	2 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Statement of Changes in Equity
For the year ended 31 December 2007

	Issued	Retained
	Capital	Earnings	Total
	$’000	$’000	$’000
Balance as at 1 January 2007	327,000	(180,646)	146,354
Net Profit/(loss) after income tax	—	484	484
Other changes in equity — capital returns	(116,448)	—	(116,448)

Balance as at 31 December 2007	210,552	(180,162)	30,390

Balance as at 1 January 2006	327,000	(181,028)	145,972

Net Profit/(loss) after income tax	—	20,382	20,382

Other changes in equity — Dividends paid	—	(20,000)	(20,000)

Balance as at 31 December 2006	327,000	(180,646)	146,354

The above Statement of Changes in Equity should be read in conjunction with the accompanying notes.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	3 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Cash Flow Statement
For the year ended 31 December 2007

		2007	2006
	Note	$’000	$’000
Cash Flows from Operating Activities:
Dividends Received		10	20,020
Reinsurance recoveries received		399	9
Levies and charges received/(paid)		—	1
Other underwriting and administration income/(expenses)		(902)	(2,182)
Investment expenses		(2)	(8)
Interest received		44	17
Other income received		270	397
Income taxes (paid) / received		(104)	(398)

Total Cash Flows from Operating Activities	21	(285)	17,856

Cash Flows from Investing Activities
Proceeds from sale of investments		197	—

Total Cash Flows from Investing Activities		197	—

Cash Flows from Financing Activities
Loans repaid from related entities		112,836
Dividends Paid		—	(20,000)
Payment for capital reduction		(116,448)	—

Total Cash Flows from Financing Activities		(3,612)	(20,000)

Net (decrease) / increase in cash		(3,700)	(2,144)

Cash at the beginning of the financial year		4,299	6,443

Cash at the end of the financial year	21	599	4,299

The above Statement of Cash Flow should be read in conjunction with the accompanying notes.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	4 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting
This Financial Report, comprising the financial statements and the notes thereto, complies with International Financial Reporting Standards as issued by the International Accounting Standards Board.
The financial statements are separate financial statements as the exemption from preparing consolidated financial statements has been used. The entity and its subsidiaries have been consolidated into the financial statements of AMP Limited, of 33 Alfred St Sydney NSW Australia, an entity incorporated in Australia. Copies of these accounts can be requested from AMP Limited at this address.
The entity’s significant investments in subsidiaries, including the name, country of incorporation or residence, proportion of ownership interest and can found in Note 11 to these accounts. A description of the method used to account for these investments is described under Shares in subsidiaries later in this note.
Where necessary, comparative information has been reclassified to be consistent with current period disclosures.
The Financial Report has been prepared in accordance with the historical cost convention except for investments, which have been measured at fair value.
Accounting judgements and estimates
In the course of its operations the company applies judgements and makes estimates that affect the amounts recognised in the financial report. Estimates are based on a combination of historical experience and expectations of future events that are believed to be reasonable at the time.
Accounting Standards issued but not yet effective
Accounting Standards that have recently been issued or amended but are not yet effective have not been adopted for the reporting period ending 31 December 2007, except IFRS8 Operating Segments. The adoption of IFRS8 has removed the requirement for Operating Segment disclosures in this Financial Report.
When applied in future periods, all other recently issued or amended standards are not expected to have a material impact on the company’s results or financial position; however they may impact Financial Report disclosures.
Changes in accounting policy
Since 1 January 2007, the company has adopted a number of Accounting Standards and Interpretations which were mandatory for annual periods beginning on or after 1 January 2007. Adoption of these Standards and Interpretations has not had any effect on the financial position or performance of the Company.
Operating revenue
Operating revenue comprises general insurance earned premiums, recoveries and investment income. Investment income is brought to account on an accrual basis.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	5 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Outstanding Claims
The liability for outstanding claims is measured as the best estimate of the present value of expected future payments against claims incurred at the reporting date under general insurance contracts issued by the Company, with an additional risk margin to allow for the inherent uncertainty in the best estimate.
The expected future payments include those in relation to claims reported but not yet paid; claims incurred but not reported (IBNR), claims incurred but not enough reported (IBNER) and anticipated claims handling costs.
Claims handling costs include costs that can be associated directly with individual claims, such as legal and other professional fees, and costs that can only be indirectly associated with individual claims, such as claims administration costs.
The liability includes an allowance for inflation and superimposed inflation and is measured as the present value of the expected future ultimate cost of settling claims. The expected future payments are discounted to present value using a risk free rate.
A risk margin is applied to the outstanding claims liability, net of reinsurance and other recoveries, to reflect the inherent uncertainty in the best estimate. This risk margin increases the probability that the net liability is adequately provided for to a 75% confidence level.
Reinsurance and other recoveries
Reinsurance and other recoveries or receivables on paid claims and outstanding claims are recognised as revenue when claims are paid or the outstanding claim is raised. Reinsurance receivables are discounted to present value consistent with the discounting of outstanding claims.
Investment gains and losses
Dividend and interest income is recognised in the income statement on an effective interest method when the entity obtains control of the right to receive the revenue.
Realised gains and losses represent the change in value between the previously reported value and the amount received on sale of the asset. Unrealised gains and losses represent changes in the fair value of financial assets recognised in the period.
Financial assets
Financial assets, except for shares in subsidiaries, are designated at fair value through profit or loss. Initial recognition is at cost in the balance sheet and subsequent measurement is at fair value with any resultant unrealised gains or losses recognised in the income statement. Details of fair value for the different types of financial assets are listed below:
Cash and cash equivalents
Cash and cash equivalents comprise cash on hand that is available on demand and deposits held at call with financial institutions. Cash and cash equivalents are carried at fair value, being the principal amount. For the purposes of the cash flow statement, cash also includes other highly liquid investments not subject to significant risk of change in value.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	6 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Cash trusts
The fair value of units in a listed cash trust reflects the quoted bid price at balance date. There is no reduction for realisation costs in the value of units in a cash trust. Unlisted unit trusts are recorded at fund managers valuations.
Shares in subsidiaries
Investments in subsidiaries are valued at original cost.
Income Tax
Taxes
Income tax
Income tax expense is the tax payable on taxable income for the current period based on the income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to: (i) temporary differences between the tax bases of assets and liabilities and their balance sheet carrying amounts, and (ii) unused tax losses.
Deferred tax
Deferred tax assets and liabilities are recognised for temporary differences at the tax rates expected to apply when the assets are recovered or liabilities are settled, based on those tax rates which are enacted or substantively enacted for each jurisdiction.
The relevant tax rates are applied to the cumulative amounts of deductible and taxable temporary differences to measure the deferred tax asset or liability. An exception is made for certain temporary differences arising from the initial recognition of an asset or a liability. No deferred tax asset or liability is recognised in relation to these temporary differences if they arose in a transaction, other than a business combination, that at the time of the transaction did not affect either accounting profit or taxable profit or loss.
Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses.
Deferred tax liabilities and assets are not recognised for temporary differences between the carrying amount and tax bases of investments in controlled entities where the parent entity is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not reverse in the foreseeable future.
The tax impact on income and expense items recognised directly in equity is also recognised directly in equity.
Tax Consolidation
AMP Limited, Gordian Runoff Limited and certain other wholly owned controlled entities of AMP Limited comprise a tax-consolidated group of which AMP Limited is the head entity. The implementation date for the tax-consolidated group was 30 June 2003.
The entity will be required to make a payment to terminate its liability under the tax funding agreement if it leaves the tax consolidation group.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	7 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Under tax consolidation, AMP Limited as head entity, assumes the following balances from subsidiaries within the tax-consolidated group:
(i)	Current tax balances arising from external transactions recognised by entities in the tax-consolidated group occurring after the implementation date, and;

(ii)	Deferred tax assets arising form unused tax losses and unused tax credits recognised by entities in the tax-consolidated group occurring after the implementation date.
A tax funding agreement has been entered into by the head entity and the controlled entities in the tax-consolidated group. Controlled entities in the tax-consolidated group will continue to be responsible, by the operation of the tax funding agreement, for funding tax payments required to be made by the head entity arising from underlying transactions of the controlled entities. Controlled entities will make (receive) contributions to (from) the head entity for the balances recognised by the head entity described in (i) and (ii) above. The contributions will be calculated in accordance with the tax funding agreement.
Assets and liabilities which arise as a result of differences between the periods in which the underlying transactions occur, and the period in which the funding payments under the tax funding agreement are made, are recognised as intercompany balances receivable and payable in the balance sheet. The recoverability of balances arising from the tax funding arrangements is based on the ability of the tax-consolidated group to utilise the amounts recognised by the head entity.
Goods and Services Tax (GST)
All revenues, expenses and assets are recognised net of any GST paid, except where they relate to products and services which are input taxed for GST purposes or the GST incurred is not recoverable from the relevant tax authorities. In such circumstances, the GST paid is recognised as part of the cost of acquisition of the assets or as part of the particular expense.
Receivables and payables are stated with the amount of GST included. The net amount of GST recoverable from or payable to the tax authorities is included as a receivable or payable in the balance sheet.
Cash flows are reported on a gross basis reflecting any GST paid or collected. The GST component of cash flows arising from investing or financing activities which are recoverable from, or payable to, local tax authorities are classified as operating cash flows.
Receivables
Receivables are financial assets and are measured at fair value. Given the short-term nature of most receivables, the recoverable amount approximates fair value. A provision for impairment is recognised when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of the receivables. The impairment charge is recognised in the income statement. Bad debts are written off as incurred.
Payables
Trade creditors and accruals are recognised as liabilities for amounts to be paid in the future for goods and services received, whether or not billed to the entity.
Amounts Due To or From Related Parties
Amounts are carried at fair value being nominal amounts due and payable. Interest is taken up as income on an accrual basis. A provision for impairment is recognised when there is objective evidence that the related party will not be able to pay its debt.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	8 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
2. CRITICAL ACCOUNTING JUDGEMENTS AND ESTIMATES
The Company makes estimates and assumptions in respect of certain key assets and liabilities. Estimates and judgements are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The key areas in which critical estimates and judgements are applied are described below.
(a) The ultimate liability arising from claims made under insurance contracts
Provision is made at year-end for the estimated cost of claims incurred but not settled at the balance sheet date, including the cost of claims incurred but not yet reported to the Company.
The estimated cost of claims includes direct expenses to be incurred in settling claims gross of the expected value of salvage and other recoveries. The Company takes all reasonable steps to ensure that it has appropriate information regarding its claims exposures. However, given the uncertainty in establishing claims provisions, it is likely that the final outcome will prove to be different from the original liability established.
The estimation of claims incurred but not reported (“IBNR”) is generally subject to a greater degree of uncertainty than the estimation of the cost of settling claims already notified to the Company, where more information about the claim event is generally available. IBNR claims may often not be reported to the insurer until many years after the events giving rise to the claims has happened. The liability class of business will typically display greater variations between initial estimates and final outcomes because there is a greater degree of difficulty in estimating IBNR reserves. For the short tail class, claims are typically reported soon after the claim event, and hence tend to display lower levels of volatility. In calculating the estimated cost of unpaid claims the Company uses a variety of estimation techniques, generally based upon analysis of historical experience, which assumes that the development pattern of the current claims will be consistent with past experience. Allowance is made, however, for changes or uncertainties which may create distortions in the underlying statistics or which might cause the cost of unsettled claims to increase or reduce when compared with the cost of previously settled claims including:
•	changes in Company processes which might accelerate or slow down the development and/or recording of paid or incurred claims, compared with the statistics from previous periods;

•	changes in the legal environment;

•	the effects of inflation;

•	the impact of large losses;

•	movements in industry benchmarks.
Where possible the Company adopts multiple techniques to estimate the required level of provisions. This assists in giving greater understanding of the trends inherent in the data being projected. The projections given by the various methodologies also assist in setting the range of possible outcomes. The most appropriate estimation technique is selected taking into account the characteristics of the business class and the extent of the development of each accident year.
Provisions are calculated gross of any reinsurance recoveries. A separate estimate is made of the amounts that will be recoverable from reinsurers based upon the gross provisions.
Details of specific assumptions used in deriving the outstanding claims liability at year-end are detailed in note 3.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	9 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
2. CRITICAL ACCOUNTING JUDGEMENTS AND ESTIMATES (continued)
(b) Assets arising from reinsurance contracts
Assets arising from reinsurance contracts are also computed using the above methods. In addition, the recoverability of these assets is assessed on a periodic basis to ensure that the balance is reflective of the amounts that will ultimately be received, taking into consideration factors such as counterparty and credit risk. Impairment is recognised where there is objective evidence that the Company may not receive amounts due to it and these amounts can be reliably measured.
3. ACTUARIAL METHODS AND ASSUMPTIONS
Claims estimates are derived from analysis of the results of several different actuarial models. These models take case estimates as well as payments into account and assume that reported incurred amounts or reported payment amounts will develop steadily from period to period. Other models adopt an ultimate loss ratio for each year that reflects both the long term expected level, as well as incorporating recent experience. The analysis is performed by accident year for the direct insurance class.
Claims are first estimated on an undiscounted basis and are then discounted to allow for the time value of money. The valuation methods adopted include an implicit allowance for future inflation.
The liability class of business may be subject to the emergence of new types of latent claims, but no specific allowance is included for this as at the balance sheet date. Such uncertainties are considered when setting the risk margin appropriate for this class.
A description of the processes used to determine the key assumptions is provided below:
The average weighted term to settlement is calculated separately by class of business, based on historical settlement patterns.
The discount rates are derived from market yields on Government securities as at the balance date, in the currency of the expected claim payments.
Expense rate. Claim handling expenses are calculated based on the projected costs of administering the remaining claims until expiry.
The ultimate to incurred claims ratio is derived by accident or underwriting year based on historical development of claims from period to period.
The effect of changes in the assumptions have been shown in the reconciliations of general insurance assets and liabilities in Note 12.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	10 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
3. ACTUARIAL METHODS AND ASSUMPTIONS (continued)
Process for determining risk margin
The risk margin was determined initially for each portfolio, allowing for the uncertainty of the outstanding claims estimate for each portfolio. Uncertainty was analysed for each portfolio taking into account past volatility in general insurance claims, potential uncertainties relating to the actuarial models and assumptions, the quality of the underlying data used in the models, and the general insurance environment. The estimate of uncertainty is generally greater for long tailed classes when compared to short tail classes due to the longer time until settlement of outstanding claims.
The overall risk margin was determined allowing for diversification between the different portfolios and the relative uncertainty of each portfolio. The assumptions regarding uncertainty for each class were applied to the net central estimates, and the results were aggregated, allowing for diversification in order to arrive at an overall provision.
Sensitivity analysis — general insurance contracts
There are a number of variables which impact the amounts recognised in the financial statements arising from insurance contracts.
The profit or loss and equity of the Company are sensitive to movements in a number of key variables as described below.

Variable	Description of variable

Average weighted term to settlement	Expected payment patterns are used in determining the outstanding claims liability. A decrease in the average term to settlement would lead to claims being paid sooner than anticipated.

Discount rate	The outstanding claims liability is calculated by reference to expected future payments. These payments are discounted to adjust for the time value of money.

Expense rate	An estimate for the internal costs of administering claims is included in the outstanding claims liability.

Ultimate to incurred claims ratio	The estimated ultimate claims cost is generally greater than the claims reported as incurred to date, due to claims that are incurred but not reported (IBNR) or due to future developments on existing claims.
The following table provides and analysis of the sensitivity of the profit after income tax and total equity to changes in these assumptions both gross and net of reinsurance for the non-core business that was transferred to TGI. It is not practical to assess the impact on the indemnification of the residual risks arising from the sale of core business to GIO General Ltd.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	11 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
3. ACTUARIAL METHODS AND ASSUMPTIONS (continued)
2007

	Change in	Assumption at 12/07		Profit/Loss (after tax)
Variable	variable	Gross %	Net %	Gross $’000	Net $’000
Average weighted term to settlement	+0.5 year	3.3	3.7	1,671	—
	-0.5 year	3.3	3.7	(1,767)	—

Discount Rate[1]	+1%	6.4	6.2	1,522	—
	-1%	6.4	6.2	(1,629)	—

Expense Rate	+1%	17.0	17.0	(474)	—
	-1%	17.0	17.0	474	—

Ultimate to incurred claims ratio[2]	+1%	101.7	101.7	(3,310)	—
	-1%	101.7	101.7	1,497	—
2006

	Change in	Assumption at 12/06		Profit/Loss (after tax)
Variable	variable	Gross %	Net %	Gross $’000	Net $’000
Average weighted term to settlement	+0.5 year	3.3	3.6	2,010	—
	-0.5 year	3.3	3.6	(2,214)	—

Discount Rate[1]	+1%	5.9	5.9	2,058	—
	-1%	5.9	5.9	(2,201)	—

Expense Rate	+1%	17.3	17.3	(623)	—
	-1%	17.3	17.3	623	—

Ultimate to incurred claims ratio[2]	+1%	102.5	102.5	(3,732)	—
	-1%	102.5	102.5	2,066	—

1	— This sensitivity reflects the liability movements only. As assets are invested to match the term of abilities, there is little overall profit impact from a change to interest rates.

2	— This ratio has only been adjusted for years that are not considered to be fully developed.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	12 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
4. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL INSTRUMENTS
During 2001 the company sold its core insurance business to GIO General Ltd. This was undertaken via a portfolio transfer supported by actuarial valuation and approved by the Australian Prudential Regulatory Authority. The remaining non-core portfolio was transferred to its subsidiary TGI Australia Ltd. These entities managed risks associated with these portfolios.
The Board has ultimate responsibility for risk management and governance, including ensuring an appropriate risk framework is in place and is operating effectively.
Financial risks include:
     Liquidity risk
Liquidity risk is the risk that the Company will not be able to met its debt obligations or other cash outflows as they fall due because of lack of liquid assets. The Company manages liquidity risk by maintaining adequate reserves and by continuously monitoring forecast and actual cash flows and matching the maturity profiles of assets and liabilities.
The table below summaries the maturity profile of the company’s financial liabilities at 31 December based on contractual discounted obligations.
31 Dec 07

	$’000	$’000	$’000	$’000	$’000
	Up to 1 year	2 to 3 years	4 to 5 years	Over 5 years	Total
Financial liabilities:
Payables	256	—	—	—	256

Total	256	—	—	—	256

31 Dec 06

	$’000	$’000	$’000	$’000	$’000
	Up to 1 year	2 to 3 years	4 to 5 years	Over 5 years	Total
Financial liabilities:
Payables	1,101	—	—	—	1,101

Total	1,101	—	—	—	1,101

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	13 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
4. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL INSTRUMENTS (Continued)
Credit exposure by credit rating
The table below provides information regarding the credit risk exposure of the Company by classifying assets according to the Company’s credit rating of counter parties:

	31 Dec 07		31 Dec 06
	Reinsurance &	Financial	Reinsurance &	Financial
	Other Recoveries	Instruments	Other Recoveries	Instruments
	$000	$000	$000	$000
AAA	54	—	54	—
AA	77	599	77	145
A	18,157	—	25,545	—
BBB	—	—	—	—
Below BBB	—	—	—	—
Not rated	42,586	—	66,164	117,158

Total	60,874	599	91,840	117,303

Note that the above table is gross of provision for impairment of asset.
The following table provides an aged analysis of financial assets neither past due or impaired, past due and not impaired and impaired assets. Impairment is calculated in accordance with note 1.
Credit risk in trade receivables in managed by analysing the credit ratings of the underlying debts.

	Neither past
	due nor	Past due but not impaired
	impaired	Up to 1 year	More than 1 year	Impaired	TOTAL
31 Dec 07	$000	$000	$000	$000	$000
Receivables		—	—	—	—
Reinsurance and other recoveries			60,627	247	60,874
Total		—	60,627	247	60,874

	Neither past
	due nor	Past due but not impaired
	impaired	Up to 1 year	More than 1 year	Impaired	TOTAL
31 Dec 06	$000	$000	$000	$000	$000
Receivables	112,836	—	—	—	112,836
Reinsurance and other recoveries	—	—	91,578	262	91,840
Total	112,836	—	91,578	262	204,676

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	14 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
4. RISK MANAGEMENT POLICIES AND PROCEDURES & FINANCIAL INSTRUMENTS (Continued)
Details of the significant accounting policies and methods adopted, including the criteria for recognition, the basis of measurement and the basis on which revenue and expenses are recognised, in respect of each class of financial asset, financial liability and other are under and in Note 1.
Categories of financial instruments

		2007	2006
	Note	$’000	$’000

Financial assets
Receivables	9	—	112,836
Reinsurance Recoveries	10	60,874	91,828
Cash & cash equivalents	21	599	145
Financial Liabilities
Payables	13	256	1,101
Income tax payable		203	125
For the following financial instruments, the cost carrying amount is considered to equate to their fair value:
•	cash deposits

•	loans to related parties

•	receivables

•	payables.
5. Net Investment Revenue

	2007	2006
	$’000	$’000

Interest	44	17
Distributions received	68	308
Dividends	10	20,020
Changes in fair value of investments:
Realised	(14)	(35)
Unrealised	43	4

Total Net investment revenue	151	20,314

6. Other income

	2007	2006
	$’000	$’000
Fire Services Levy fund	—	124
Other	203	—

Total other income	203	124

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	15 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
7. Operating Expenses

	2007	2006
	$’000	$’000
Expense by nature
Reversal of prior Impairment — reinsurance recoverable	(2)	(111)
Investment management fee	2	8
Other Management fees	50	50
Legal fees	5	—
Other expenses	2	—

Total Expenses	57	(53)

Represented by:
Other underwriting (benefit)/expense	—	(1)
General administration expenses/(benefit)	57	(52)

	57	(53)

8. Income Tax
(a) Analysis of income tax expense

	2007	2006
	$’000	$’000
Current tax	203	123
(Decrease) increase in deferred tax assets	(1)	(10)
Over provided in previous years	(6)	(1)

Income tax expense	196	112

(b) Relationship between income tax expense and accounting profit
The table below provides a reconciliation of differences between prima facie tax calculated as 30% of the profit before income tax for the period and the actual income tax expense recognised in the income statement for the period.
In respect of income tax expense attributable to shareholders, the tax rate which applies in both 2007 and 2006 is 30%.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	16 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
8. Income Tax (continued)

	2007	2006
	$’000	$’000

Operating profit before income tax	680	20,494
Prima facie income tax at the rate of 30%	204	6,148
Tax effect of differences between amounts of income and expenses recognised for accounting and the amounts deductible/assessable in calculating taxable income:
Other	(2)	(6,035)
Over provided in prior years — deferred tax balances	(6)	(1)

Income tax expense per income statement	196	112

c) Analysis of deferred tax asset
Amounts recognised in income:
- Provision for doubtful debts	3	3
- Unrealised gains/losses	—	13

Total deferred tax assets	3	16

9. Receivables

	2007	2006
	$’000	$’000
Current
Other receivables from related parties
- Other related parties	—	112,836

Total Current Receivables	—	112,836

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	17 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
10. Reinsurance and Other Recoveries Receivable

	2007	2006
	$’000	$’000
Reinsurance and other recoveries receivable undiscounted
- on claims paid	257	273
- on outstanding claims	73,446	110,654

Discount to present value	(12,820)	(19,088)
less: provision for impairement of reinsurance assets	(9)	(11)

Total Reinsurance and other Recoveries	60,874	91,828

Reinsurance and other recoveries receivable- current	17,826	25,263
less: provision for impairement of reinsurance assets	(9)	(11)

	17,817	25,252

Reinsurance and other recoveries receivable- non current	43,057	66,576
less: provision for impairement of reinsurance assets	—	—

	43,057	66,576

11. Other financial assets

	2007	2006
	$’000	$’000

Current
Unquoted investments — at fair value:
Units held in cash managed trust — other related parties	—	4,154

Total current financial assets	—	4,154

Non-Current
Unquoted investments — at fair value:
Preference shares	—	167
Unquoted investments — at cost:
Ordinary shares — subsidiaries	30,000	30,000

Total non-current financial assets	30,000	30,167

Total other financial assets	30,000	34,321

Investment in controlled entities

	Percentage of equity Interest		Dollar Amount held
	2007	2006	2007	2006
Name of Entity	%	%	$’000	$’000
TGI Australia Ltd	100	100	30,000	30,000

			30,000	30,000

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	18 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
12. Outstanding Claims

	2007	2006
	$’000	$’000

Expected future claims payments (undiscounted)	73,446	110,654
Discount to present value	(12,819)	(19,088)

Total Outstanding Claims	60,627	91,566

Current	17,570	24,990
Non Current	43,057	66,576

Total Outstanding Claims	60,627	91,566

Outstanding claims details
The weighted average expected term to settlement of the outstanding claims from the balance date is estimated to be 3.68 years (06:3.94 years).
The Company has effectively portfolio transferred its insurance contracts to GIO General Ltd and TGI Australia Ltd in 2001. No new contracts have been issued from the entity. The production of a claims development table prior to 2004 is impracticable as the information required to complete this for the business transferred to GIO General Ltd is not available to the Company.

	Net	Gross
Estimate of Cumulative claims	$’000’s	$’000’s
31 December 2004	—	660,999
31 December 2005	—	647,156
31 December 2006	—	639,624
32 December 2007	—	611,558

Estimate of Cumulative Claims at 31 December 2007	—	611,558

Cumulative Payments	—	555,708

Undiscounted central estimate	—	55,850

Effect of Discounting	—	12,819

Discounted Central Estimate	—	43,031

Risk Margin	—	7,516
Claims Handling Provision	—	10,080

Gross Outstanding Claims as per the Balance Sheet	—	60,627

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	19 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
13. Payables

	2007	2006
	$’000	$’000
Other creditors	256	1,101

Total Payables	256	1,101

14. Contributed Equity

	2007	2006
	$’000	$’000
Paid up Capital

Paid up capital - 327,000 $0.64 ordinary shares	210,552	327,000

(2006: 327,000 $1 ordinary shares)

Movements in contributed equity
Balance at the beginning of the period	327,000	327,000
Capital return — 31 May 2007	(115,908)	—
Capital return - 19 September 2007	(540)	—

Balance at the end of the period	210,552	327,000

Rights attaching to Ordinary Shares
Ordinary shares attract the following rights:
(a)	to receive notice of and to attend and vote at all general meetings of the Company;

(b)	to receive dividends; and

(c)	in a winding up, to participate equally in the distribution of the assets of the Company (both capital and surplus), subject only to any amounts unpaid on the Share.
15. Retained profits

	2007	2006
	$’000	$’000

Accumulated Losses at beginning of the financial year	(180,646)	(181,028)
Operating Profit after Income Tax	484	20,382
Dividends paid	—	(20,000)

Accumulated Losses at the end of the financial year	(180,162)	(180,646)

	2007	2006
	$’000	$’000

Dividends paid on ordinary shares

- Dividend paid on 12 April 2006 Unfranked dividend of $61.16 per share	—	20,000

Dividends paid during the year	—	20,000

16. Franking account
The AMP Limited group entered into Tax Consolidation during 2003. Under Tax Consolidation, the franking account balances for group companies are transferred to the Head Entity, AMP Limited. The entity will be required to make a payment to terminate its liability under the tax funding agreement if it leaves the tax consolidation group.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	20 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
17. Key management personnel compensation
The following individuals were the key management personnel of Harrington Sound Limited (formerly AMP General Insurance Limited) for the current and prior reporting periods (unless stated otherwise):

Date of
Appointment/Resignation
during the current or prior
Name	reporting period

Peter Hodgett	Resigned 31 December 2007
Simon Hoole
Paul Leaming
Bryan Dean	Appointed 20 December 2007,
The following table provides aggregate details of the compensation of key management personnel of Harrington Sound Ltd (formerly AMP General Insurance Limited).

	Short-term	Post-	Other		Share-
	employee	employment	long-term	Termination	based
	benefits	benefits	benefits	benefits	payments	Total
Year	$	$	$	$	$	$

2007	3,562,459	374,053	—	2,335,571	1,043,535	7,315,618
2006	3,396,808	355,930	—	—	1,019,052	4,771,790
18. Auditors’ remuneration
Auditors’ remuneration for the year ended 31 December 2007 is paid on the Company’s behalf by a controlled entity within the AMP Limited Group.
19. Contingent Liabilities
There are no contingent liabilities as at 31 December 2007 (2006: Nil)

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	21 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
20. Related Parties
Transactions between Harrington Sound Ltd (formerly AMP General Insurance Limited) and other related parties for the financial year consisted of:
•	Payment of management fees for services provided

•	Provision of share capital

•	Provision of intercompany loans
Controlling Entity
The immediate parent entity as at 31 December 2007 is Shelly Bay Holdings Limited (formerly AMP General Insurance Holdings Limited). AMP Limited is the ultimate parent entity as at 31 December 2007.
Directors
The directors of the company during the financial year and the dates of appointments and resignations during the year are:

P D Leaming
P M Hodgett	Resigned 31 December 2007
S J Hoole
B Dean	Appointed 20 December 2007
Key management personnel disclosed above, also provided services to other related entities during the year. The above remuneration amounts include all amounts paid for services rendered to related entities and those services rendered to Harrington Sound Ltd (formerly AMP General Insurance Limited).
Other transactions with directors of the Company and their director-related entities
The directors and their director related entities receive normal dividends on their ordinary share holdings in AMP Limited.
During the year, transactions were entered into between Directors or their Director related entities and entities within the AMP Limited Group. These transactions are within a normal employee, customer or supplier relationship on terms and conditions no more favourable than those available to other employees, customers or members (unless otherwise described below) and include:
•	normal personal banking with AMP Bank Limited including the provision of credit cards;

•	the purchase of AMP superannuation products;

•	Financial investment services;

•	Other advisory services.
These transactions do not have the potential to adversely affect the decisions about the allocation of scarce resources made by users of AMP’s financial statements, or discharge of accountability by the Directors. The transactions are considered to be trivial or domestic in nature.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	22 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
20. Related Parties (continued)
Transactions with related parties
The aggregate amounts brought to account in respect of the following types of transactions and each class of related party involved were:

	2007	2006
	$	$
Amounts attributable to transactions with related parties
Operating (loss) before income tax for the financial year includes aggregate amounts attributable to transactions in respect of:

Investment Expenses/(benefit) — other related parties	1,969	7,940
Management Expense — other related parties	50,000	50,000

Amounts receivable from and payable to related parties

Aggregate amounts receivable at balance date :
Current
Receivable — other related parties	—	112,836,536
AMP Services Limited and Enstar Australia Holdings Pty Ltd (formerly Cobalt Solutions Australia Limited), fellow wholly controlled entities at 31 December 2007, provide operational and administrative (including employee related) services to the company with the exception of certain financing arrangements, finance leasing and agent related services. The services provided are in the normal course of the business and are on normal commercial terms and conditions.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	23 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2007
21. Cashflow Reconciliation

	2007	2006
	$’000	$’000

(i) Reconciliation of cash
Cash at call	599	145
Cash in Trust	—	4,154

Total Cash	599	4,299

(ii) Reconciliation of net cash flows from operating activities to operating profit after income tax:

Operating profit / (loss) after income tax	484	20,382

Change in assets and liabilities
Unrealised profit / (loss) on investments	43	(4)
Increase in doubtful debts provision	9	—
(Increase)/Decrease in deferred tax asset	13	(10)
(Increase) /Decrease in reinsurance recoveries	30,944	19,992
(Decrease) in accounts payable	(845)	(1,228)
(Decrease) / Increase in outstanding claims	(30,938)	(19,985)
(Decrease) / Increase in provisions	78	(277)
(Increase) / decrease in other assets	(73)	(1,014)

Net cash inflow from operating activities	(285)	17,856

22. Events Occurring After the Reporting Date
On 11 December 2007 a Sale and Purchase Agreement was entered into by the ultimate parent AMP Limited and Enstar Australia Holdings Pty Ltd for the sale of the entity.
The sale was subject to a number of conditions including regulatory approval by the Australian Prudential Regulatory Authority (APRA) and was expected to be completed in quarter one 2008.
APRA subsequently approved the Sale Agreement on 22 February 2008. The sale was then completed on 5 March 2008. Enstar Australia Holdings Pty Ltd assumed ownership of the company at this point.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	24 of 25

Report of Independent Auditors
The Board of Directors of Harrington Sound Limited (formerly AMP General Insurance Limited)
We have audited the accompanying balance sheets of Harrington Sound Limited (formerly AMP General Insurance Limited) as of December 31, 2007 and 2006, and the related income statements, statements of changes in equity, and cash flow statements for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harrington Sound Limited (formerly AMP General Insurance Limited) at December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.
/s/ Ernst & Young
Sydney, Australia
May 15, 2008

Liability limited by a scheme approved under Professional Standards Legislation

HARRINGTON SOUND LIMITED
(formerly AMP GENERAL INSURANCE LIMITED
ABN 30 008 405 632
Financial Report
31 DECEMBER 2006
Contents:

Page
Financial Report
Financial Statements
— Income Statement	1
— Balance Sheet	2
— Statement of Changes in Equity	3
— Cash Flow Statement	4
Notes to the Financial Statements	5
Report of Independent Auditors	25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Income Statement
For the year ended 31 December 2006

		31 Dec 06	31 Dec 05
	Note	$’000	$’000

Direct Premium Revenue		—	—
Outwards reinsurance expense		—	—

Net premium revenue		—	—

Direct claims benefit		19,985	48,161
Reinsurance and other recoveries expense		(19,982)	(47,949)

Net Claims Incurred	8	3	212

Other underwriting expenses	7	(1)	7

Underwriting result		4	205

Other Income	6	124	1,236

Net Investment Revenue	5	20,314	697
General and administration expenses revenue	7	(52)	(5)

Net profit before tax		20,494	2,143

Income tax expense	9	112	385

Net profit attributable to members of AMP General Insurance Ltd		20,382	1,758

The above Income Statement should be read in conjunction with the accompanying notes.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	1 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Balance Sheet
As at 31 December 2006

		2006	2005
	Note	$’000	$’000
Current Assets
Cash and cash equivalents	23	145	600
Receivables	10	112,836	111,822
Reinsurance and other recoveries receivable	11	25,252	29,911
Other financial assets	12	4,154	5,843

Total Current Assets		142,387	148,176

Non — Current Assets
Reinsurance and other recoveries receivable	11	66,576	81,909
Other financial assets	12	30,167	30,163
Deferred tax assets	9	16	6

Total Non — Current Assets		96,759	112,078

Total Assets		239,146	260,254

Current Liabilities
Outstanding Claims liability	13	24,990	29,642
Payables	14	1,101	2,329
Current tax liabilities		125	402

Total Current Liabilities		26,216	32,373

Non — Current Liabilities
Outstanding Claims liability	13	66,576	81,909

Total Non — Current Liabilities		66,576	81,909

Total Liabilities		92,792	114,282

Net Assets		146,354	145,972

Shareholder’s Equity
Contributed equity	15	327,000	327,000
Retained profits	16	(180,646)	(181,028)

Total Shareholders’ Equity		146,354	145,972

The above Balance Sheet should be read in conjunction with the accompanying notes.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	2 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Statement of Changes in Equity
For the year ended 31 December 2006

	Issued	Retained
	Capital	Earnings	Total
	$’000	$’000	$’000

Balance as at 1 January 2006	327,000	(181,028)	145,972

Net Profit/(loss) after income tax	—	20,382	20,382

Other changes in equity — Dividends paid	—	(20,000)	(20,000)

Balance as at 31 December 2006	327,000	(180,646)	146,354

Balance as at 1 January 2005	327,000	(182,786)	144,214

Net Profit/(loss) after income tax	—	1,758	1,758

Balance as at 31 December 2005	327,000	(181,028)	145,972

The above Statement of Changes in Equity should be read in conjunction with the accompanying notes.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	3 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Cash Flow Statement
For the year ended 31 December 2006

		2006	2005
	Note	$’000	$’000
Cash Flows from Operating Activities
Dividends Received		20,020	—
Reinsurance recoveries received		9	267
Levies and charges received/(paid)		1	209
Other underwriting and administration income/(expenses)		(2,182)	470
Investment expenses		(8)	47
Interest received		17	—
Other income received		397	1,951
Income taxes (paid) / received		(398)	9,065

Total Cash Flows from Operating Activities	23	17,856	12,009

Cash Flows from Investing Activities

Total Cash Flows from Investing Activities		—	—

Cash Flows from Financing Activities
Loans granted to related entities		—	(25,000)
Dividends Paid		(20,000)	—

Total Cash Flows from Financing Activities		(20,000)	(25,000)

Net (decrease) / increase in cash		(2,144)	(12,991)

Cash at the beginning of the financial year		6,443	19,434

Cash at the end of the financial year	23	4,299	6,443

The above Statement of Cash Flow should be read in conjunction with the accompanying notes.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	4 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting
This Financial Report, comprising the financial statements and the notes thereto, complies with International Financial Reporting Standards as issued by the International Accounting Standards Board.
The financial statements are separate financial statements as the exemption from preparing consolidated financial statements has been used. The entity and its subsidiaries have been consolidated into the financial statements of AMP Limited, of 33 Alfred St Sydney NSW Australia, an entity incorporated in Australia. Copies of these accounts can be requested from AMP Limited at this address.
The entity’s significant investments in subsidiaries, including the name, country of incorporation or residence, proportion of ownership interest and can found in Note 12 to these accounts. A description of the method used to account for these investments is described under Shares in subsidiaries later in this note.
The Financial Report has been prepared in accordance with the historical cost convention except for investments, which have been measured at fair value, and insurance liabilities, which have been discounted to present value.
The principal accounting policies adopted in the preparation of the Financial Report are set out below. These policies have been consistently applied to the current year and comparative period, unless otherwise stated. The same accounting policies and methods of computation are followed by this Financial Report as compared with the 31 December 2005 Financial Report. Where necessary, comparative information has been reclassified to be consistent with current period disclosures.
Accounting Standards that have recently been issued or amended but are not yet effective have not been adopted for the reporting period ending 31 December 2006. When applied in future periods, these recently issued or amended standards are not expected to have a material impact on the company’s results or financial position; however they may impact Financial Report disclosures.
Operating revenue
Operating revenue comprises general insurance earned premiums, recoveries and investment income. Investment income is brought to account on an accrual basis.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	5 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
Outstanding Claims
The liability for outstanding claims is measured as the best estimate of the present value of expected future payments against claims incurred at the reporting date under general insurance contracts issued by the Company, with an additional risk margin to allow for the inherent uncertainty in the best estimate.
The expected future payments include those in relation to claims reported but not yet paid; claims incurred but not reported (IBNR), claims incurred but not enough reported (IBNER) and anticipated claims handling costs.
The liability includes an allowance for inflation and superimposed inflation and is measured as the present value of the expected future ultimate cost of settling claims. The expected future payments are discounted to present value using a risk free rate.
A risk margin is applied to the outstanding claims liability, net of reinsurance and other recoveries, to reflect the inherent uncertainty in the best estimate. This risk margin increases the probability that the net liability is adequately provided for.
Reinsurance and other recoveries
Reinsurance and other recoveries or receivables on paid claims and outstanding claims are recognised as revenue when claims are paid or the outstanding claim is raised. Reinsurance receivables are discounted to present value consistent with the discounting of outstanding claims.
Investment gains and losses
Dividend, interest income and trust distributions are recognised in the income statement on an effective interest method when the entity obtains control of the right to receive the revenue.
Realised gains and losses represent the change in value between the previously reported value and the amount received on sale of the asset. Unrealised gains and losses represent changes in the fair value of financial assets recognised in the period.
Financial assets
Financial assets, except for shares in subsidiaries, are designated at fair value through profit or loss. Initial recognition is at cost in the balance sheet and subsequent measurement is at fair value with any resultant unrealised gains or losses recognised in the income statement. Details of fair value for the different types of financial assets are listed below:
Cash and cash equivalents
Cash and cash equivalents comprise cash on hand that is available on demand and deposits held at call with financial institutions. Cash and cash equivalents are carried at fair value, being the principal amount. For the purposes of the cash flow statement, cash also includes other highly liquid investments not subject to significant risk of change in value.
Cash trusts
The fair value of units in a listed cash trust reflects the quoted bid price at balance date. There is no reduction for realisation costs in the value of units in a cash trust. Unlisted unit trusts are recorded at fund managers valuations.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	6 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
Shares in subsidiaries
Investments in subsidiaries are valued at original cost, unless the net realisable value is measured to be lower than cost, in which case an impairment would be recognised.
Income Tax
Taxes
Income tax
Income tax expense is the tax payable on taxable income for the current period based on the income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to: (i) temporary differences between the tax bases of assets and liabilities and their balance sheet carrying amounts, and (ii) unused tax losses.
Deferred tax
Deferred tax assets and liabilities are recognised for temporary differences at the tax rates expected to apply when the assets are recovered or liabilities are settled, based on those tax rates which are enacted or substantively enacted for each jurisdiction.
The relevant tax rates are applied to the cumulative amounts of deductible and taxable temporary differences to measure the deferred tax asset or liability. An exception is made for certain temporary differences arising from the initial recognition of an asset or a liability. No deferred tax asset or liability is recognised in relation to these temporary differences if they arose in a transaction, other than a business combination, that at the time of the transaction did not affect either accounting profit or taxable profit or loss.
Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses.
Deferred tax liabilities and assets are not recognised for temporary differences between the carrying amount and tax bases of investments in controlled entities where the parent entity is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not reverse in the foreseeable future.
The tax impact on income and expense items recognised directly in equity is also recognised directly in equity.
Tax Consolidation
AMP Limited, Harrington Sound Ltd (formerly AMP General Insurance Limited) and certain other wholly owned controlled entities of AMP Limited comprise a tax-consolidated group of which AMP Limited is the head entity. The implementation date for the tax-consolidated group was 30 June 2003.
Under tax consolidation, AMP Limited as head entity, assumes the following balances from subsidiaries within the tax-consolidated group:
(i) Current tax balances arising from external transactions recognised by entities in the tax-consolidated group occurring after the implementation date, and;
(ii) Deferred tax assets arising form unused tax losses and unused tax credits recognised by entities in the tax-consolidated group occurring after the implementation date.
A tax funding agreement has been entered into by the head entity and the controlled entities in the tax-consolidated group. Controlled entities in the tax-consolidated group will continue to be responsible, by the operation of the tax funding agreement, for funding tax payments required to be made by the head entity arising from underlying transactions of the controlled entities. Controlled entities will make (receive) contributions to (from) the head entity for the balances recognised by the head entity described in (i) and (ii) above. The contributions will be calculated in accordance with the tax funding agreement.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	7 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
Assets and liabilities which arise as a result of differences between the periods in which the underlying transactions occur, and the period in which the funding payments under the tax funding agreement are made, are recognised as intercompany balances receivable and payable in the balance sheet. The recoverability of balances arising from the tax funding arrangements is based on the ability of the tax-consolidated group to utilise the amounts recognised by the head entity.
Goods and Services Tax (GST)
All revenues, expenses and assets are recognised net of any GST paid, except where they relate to products and services which are input taxed for GST purposes or the GST incurred is not recoverable from the relevant tax authorities. In such circumstances, the GST paid is recognised as part of the cost of acquisition of the assets or as part of the particular expense.
Receivables and payables are stated with the amount of GST included. The net amount of GST recoverable from or payable to the tax authorities is included as a receivable or payable in the balance sheet.
Cash flows are reported on a gross basis reflecting any GST paid or collected. The GST component of cash flows arising from investing or financing activities which are recoverable from, or payable to, local tax authorities are classified as operating cash flows.
Receivables
Receivables are financial assets and are measured at fair value. Given the short-term nature of most receivables, the recoverable amount approximates fair value. A provision for impairment is recognised when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of the receivables. The impairment charge is recognised in the income statement. Bad debts are written off as incurred.
Payables
Trade creditors and accruals are recognised as liabilities for amounts to be paid in the future for goods and services received, whether or not billed to the entity.
Amounts Due To or From Related Parties
Amounts are carried at fair value being nominal amounts due and payable. Interest is taken up as income on an accrual basis. A provision for impairment is recognised when there is objective evidence that the related party will not be able to pay its debt.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	8 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
2. CRITICAL ACCOUNTING JUDGEMENTS AND ESTIMATES
The Company makes estimates and assumptions in respect of certain key assets and liabilities. Estimates and judgements are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The key areas in which critical estimates and judgements are applied are described below.
(a) The ultimate liability arising from claims made under insurance contracts
Provision is made at year-end for the estimated cost of claims incurred but not settled at the balance sheet date, including the cost of claims incurred but not yet reported to the Company.
The estimated cost of claims includes direct expenses to be incurred in settling claims gross of the expected value of salvage and other recoveries. The Company takes all reasonable steps to ensure that it has appropriate information regarding its claims exposures. However, given the uncertainty in establishing claims provisions, it is likely that the final outcome will prove to be different from the original liability established.
The estimation of claims incurred but not reported (“IBNR”) is generally subject to a greater degree of uncertainty than the estimation of the cost of settling claims already notified to the Company, where more information about the claim event is generally available. IBNR claims may often not be reported to the insurer until many years after the events giving rise to the claims has happened. The liability class of business will typically display greater variations between initial estimates and final outcomes because there is a greater degree of difficulty in estimating IBNR reserves. For the short tail class, claims are typically reported soon after the claim event, and hence tend to display lower levels of volatility. In calculating the estimated cost of unpaid claims the Company uses a variety of estimation techniques, generally based upon analysis of historical experience, which assumes that the development pattern of the current claims will be consistent with past experience. Allowance is made, however, for changes or uncertainties which may create distortions in the underlying statistics or which might cause the cost of unsettled claims to increase or reduce when compared with the cost of previously settled claims including:
•	changes in Company processes which might accelerate or slow down the development and/or recording of paid or incurred claims, compared with the statistics from previous periods;

•	changes in the legal environment;

•	the effects of inflation;

•	the impact of large losses;

•	movements in industry benchmarks.
Where possible the Company adopts multiple techniques to estimate the required level of provisions. This assists in giving greater understanding of the trends inherent in the data being projected. The projections given by the various methodologies also assist in setting the range of possible outcomes. The most appropriate estimation technique is selected taking into account the characteristics of the business class and the extent of the development of each accident year.
Provisions are calculated gross of any reinsurance recoveries. A separate estimate is made of the amounts that will be recoverable from reinsurers based upon the gross provisions.
Details of specific assumptions used in deriving the outstanding claims liability at year-end are detailed in note 3.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	9 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
(b) Assets arising from reinsurance contracts
Assets arising from reinsurance contracts are also computed using the above methods. In addition, the recoverability of these assets is assessed on a periodic basis to ensure that the balance is reflective of the amounts that will ultimately be received, taking into consideration factors such as counterparty and credit risk. Impairment is recognised where there is objective evidence that the Company may not receive amounts due to it and these amounts can be reliably measured.
3. ACTUARIAL METHODS AND ASSUMPTIONS
Claims estimates are derived from analysis of the results of several different actuarial models. These models take case estimates as well as payments into account and assume that reported incurred amounts or reported payment amounts will develop steadily from period to period. Other models adopt an ultimate loss ratio for each year that reflects both the long term expected level, as well as incorporating recent experience. The analysis is performed by accident year for the direct insurance class.
Claims are first estimated on an undiscounted basis and are then discounted to allow for the time value of money. The valuation methods adopted include an implicit allowance for future inflation.
The liability class of business may be subject to the emergence of new types of latent claims, but no specific allowance is included for this as at the balance sheet date. Such uncertainties are considered when setting the risk margin appropriate for this class.
A description of the processes used to determine the key assumptions is provided below:
The average weighted term to settlement is calculated separately by class of business, based on historical settlement patterns.
The discount rates are derived from market yields on Government securities as at the balance date, in the currency of the expected claim payments.
Expense rate. Claim handling expenses are calculated based on the projected costs of administering the remaining claims until expiry.
The ultimate to incurred claims ratio is derived by accident or underwriting year based on historical development of claims from period to period.
The effect of changes in the assumptions have been shown below.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	10 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
Process for determining risk margin
The risk margin has been determined having regard to the company’s net exposure after reinsurance and other recoveries. The only material risk to the portfolio on a net basis is the risk of reinsurer failure, which the Director’s believe to be remote. As such the Director’s do not believe a risk margin is required to achieve a probability of adequacy of 75%.
Sensitivity analysis — general insurance contracts
There are a number of variables which impact the amounts recognised in the financial statements arising from insurance contracts.
The profit or loss and equity of the Company are sensitive to movements in a number of key variables as described below.

Variable	Description of variable

Average weighted term to settlement	Expected payment patterns are used in determining the outstanding claims liability. A decrease in the average term to settlement would lead to claims being paid sooner than anticipated.

Discount rate	The outstanding claims liability is calculated by reference to expected future payments. These payments are discounted to adjust for the time value of money.

Expense rate	An estimate for the internal costs of administering claims is included in the outstanding claims liability.

Ultimate to incurred claims ratio	The estimated ultimate claims cost is generally greater than the claims reported as incurred to date, due to claims that are incurred but not reported (IBNR) or due to future developments on existing claims.
The following table provides and analysis of the sensitivity of the profit after income tax and total equity to changes in these assumptions both gross and net of reinsurance for the non-core business that was transferred to TGI. It is not practical to assess the impact on the indemnification of the residual risks arising from the sale of core business to GIO General Ltd.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	11 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
2006

	Change in	Assumption at 12/06		Profit/(Loss) (after tax)
Variable	variable	Gross %	Net %	Gross $’000	Net $’000
Average weighted term to settlement	+0.5 year	3.3	3.6	2,010	—
	-0.5 year	3.3	3.6	(2,214)	—

Discount Rate[1]	+1%	5.9	5.9	2,058	—
	-1%	5.9	5.9	(2,201)	—

Expense Rate	+1%	17.3	17.3	(623)	—
	-1%	17.3	17.3	623	—

Ultimate to incurred claims ratio[2]	+1%	102.5	102.5	(3,732)	—
	-1%	102.5	102.5	2,066	—

2005

	Change in	Assumption at 12/05		Profit/(Loss) (after tax)
Variable	variable	Gross %	Net %	Gross $’000	Net $’000
Average weighted term to settlement	+0.5 year	3.48	3.59	2,008	—
	-0.5 year	3.48	3.59	(2,163)	—

Discount Rate[1]	+1%	5.24	5.24	2,014	—
	-1%	5.24	5.24	(2,148)	—

Expense Rate	+1%	21.90	21.90	(669)	—
	-1%	21.90	21.90	669	—

Ultimate to incurred claims ratio[2]	+1%	103.34	103.34	(4,901)	—
	-1%	103.34	103.34	2,940	—

1	- This sensitivity reflects the liability movements only. As assets are invested to match the term of abilities, there is little overall profit impact from a change to interest rates.

2	- This ratio has only been adjusted for years that are not considered to be fully developed.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	12 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
4. Insurance Contracts — Risk Management policies and procedures.
During 2001 the company sold its core insurance business to GIO General Ltd. This was undertaken via a portfolio transfer supported by actuarial valuation and approved by the Australian Prudential Regulatory Authority. The remaining non-core portfolio was transferred to its subsidiary TGI Australia Ltd. These entities managed risks associated with these portfolios.
6. Net Investment Revenue

	2006	2005
	$’000	$’000

Interest	17	21
Trust distributions received	308	609
Dividends	20,020	—
Changes in fair value of investments:
Realised	(35)	72
Unrealised	4	(5)

Total Net investment revenue	20,314	697

6. Other income

	2006	2005
	$’000	$’000

Fire Services Levy	—	1,124
Other	124	112

Total expenses	124	1,236

7. Operating Expenses

	2006	2005
	$’000	$’000
Expense by nature
Reversal of prior Impairment — reinsurance recoverable	—	(5)
Bad Debts written off	(111)	—
Investment management fee	8	(47)
Other Management fees	50	50
External consultant costs	—	(3)
Legal fees	—	7

Total Expenses	(53)	2

Represented by:
Other underwriting (benefit)/expense	(1)	7
General administration expenses	(52)	(5)

	(53)	2

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	13 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
8. Net Claims Incurred

	31-Dec-06			31-Dec-05
	Current	Prior		Current	Prior
	year	years	Total	year	years	Total
	$’000	$’000	$’000	$’000	$’000	$’000

Gross claims benefit
Gross claims incurred — undiscounted	—	25,092	25,092	—	59,442	59,442
Discount movement	—	(5,107)	(5,107)	—	(11,281)	(11,281)

Claims incurred — discounted	—	19,985	19,985	—	48,161	48,161

Reinsurance and other recoveries expense
Reinsurance and other recoveries — undiscounted	—	25,089	25,089	—	59,230	59,230
Discount movement	—	(5,107)	(5,107)	—	(11,281)	(11,281)

Reinsurance and other recoveries — discounted	—	19,982	19,982	—	47,949	47,949

Net claims incurred — discounted	—	3	3	—	212	212

9. Income Tax
(a) Analysis of income tax expense

	2006	2005
	$’000	$’000

Current tax	123	401
(Decrease)/ increase in deferred tax assets	(10)	242
Over provided in previous years	(1)	(258)

Income tax expense	112	385

(b) Relationship between income tax expense and accounting profit
The table below provides a reconciliation of differences between prima facie tax calculated as 30% of the profit before income tax for the period and the actual income tax expense recognised in the income statement for the period.
In respect of income tax expense attributable to shareholders, the tax rate which applies in both 2006 and 2005 is 30%.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	14 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
9. Income tax (Continued)

	2006	2005
	$’000	$’000

Operating profit before income tax	20,494	2,142
Prima facie income tax at the rate of 30%	6,148	643

Tax effect of differences between amounts of income and expenses recognised for accounting and the amounts deductible/assessable in calculating taxable income:
Dividend from subsidiary	(6,000)	—
Other	(35)	—
Over provided in prior years — deferred tax balances	(1)	(258)

Income tax expense per income statement	112	385

c) Analysis of deferred tax asset
Amounts recognised in income:
- Provision for doubtful debts	3	4
- Unrealised gains/losses	13	2

Total deferred tax assets	16	6

10. Receivables

	2006	2005
	$’000	$’000
Current
Other receivables from related parties
- Other related parties	112,836	111,822

Total Current Receivables	112,836	111,822

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	15 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
11. Reinsurance and Other Recoveries Receivable

	2006	2005
	$’000	$’000

Reinsurance and other recoveries receivable undiscounted
- on claims paid	273	268
- on outstanding claims	110,654	135,758

Discount to present value	(19,088)	(24,195)
less: provision for impairment of reinsurance assets	(11)	(11)

Total Reinsurance and other Recoveries	91,828	111,820

Reinsurance and other recoveries receivable- current	25,263	29,922
less: provision for impairment of reinsurance assets	(11)	(11)

	25,252	29,911

Reinsurance and other recoveries receivable- non current	66,576	81,909
less: provision for impairment of reinsurance assets	—	—

	66,576	81,909

Notes to the financial statements for the year ended 31 December 2006
12. Other financial assets

	2006	2005
	$’000	$’000
Current
Unquoted investments — at fair value:
Units held in cash managed trust
- other related parties	4,154	5,843

Total current financial assets	4,154	5,843

Non-Current
Unquoted investments — at fair value:
Preference shares	167	163
Unquoted investments — at cost:
Ordinary shares — subsidiaries	30,000	30,000

Total non-current financial assets	30,167	30,163

Total other financial assets	34,321	36,006

Investment in controlled entities

	Percentage of equity Interest		Dollar Amount held
	2006	2005	2006	2005
Name of Entity	%	%	$’000	$’000
TGI Australia Ltd	100	100	30,000	30,000
Maritime Insurance Agency Pty Ltd	—	100	—	—

			30,000	30,000

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	16 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
13. Outstanding Claims

	2006	2005
	$’000	$’000

Expected future claims payments (undiscounted)	110,654	135,746
Discount to present value	(19,088)	(24,195)

Total Outstanding Claims	91,566	111,551

Current	24,990	29,642
Non Current	66,576	81,909

Total Outstanding Claims	91,566	111,551

Outstanding claims details
The liability for outstanding claims is determined in accordance with Note 1.
The Company has effectively portfolio transferred its insurance contracts to GIO General Ltd and TGI Australia Ltd in 2001. No new contracts have been issued from the entity. The production of a claims development table prior to 2004 is impracticable as the information required to complete this for the business transferred to GIO General Ltd is not available to the Company.
Any movement to the gross outstanding claims provisions and reinsurance recoveries are taken directly to the income statement.

	Net	Gross
Estimate of Cumulative claims	$’000’s	$’000’s
31 December 2004	—	679,816
31 December 2005	—	662,654
31 December 2006	—	646,071

Estimate of Cumulative Claims at 31 December 2006	—	646,071

Cumulative Payments	—	549,057

Undiscounted central estimate	—	97,014

Effect of Discounting	—	19,088

Discounted Central Estimate	—	77,926

Claims Handling Provision	—	13,640

Gross Outstanding Claims as per the Balance Sheet	—	91,566

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	17 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
14. Payables

	2006	2005
	$’000	$’000
Other creditors	1,101	2,173
Other borrowings — related parties	—	156

Total Payables	1,101	2,329

15. Contributed Equity

	2006	2005
	$’000	$’000
Paid up capital - 327,000,000 $1 ordinary shares	327,000	327,000

(2005: 327,000,000 $1 ordinary shares)
Rights attaching to Ordinary Shares
Ordinary shares attract the following rights:
(a)	to receive notice of and to attend and vote at all general meetings of the Company;

(b)	to receive dividends; and

(c)	in a winding up, to participate equally in the distribution of the assets of the Company (both capital and surplus), subject only to any amounts unpaid on the Share.
16. Retained profits

	2006	2005
	$’000	$’000
Accumulated Losses at beginning of the financial year	(181,028)	(182,786)
Operating Profit after Income Tax	20,382	1,758
Dividends paid	(20,000)	—

Accumulated Losses at the end of the financial year	(180,646)	(181,028)

	2006	2005
	$’000	$’000
Dividends paid on ordinary shares

- Dividend paid on 12 April 2006 Unfranked dividend of $0.06 per share	20,000	—

Dividends paid during the year	20,000	—

17. Franking account
The AMP Limited group entered into Tax Consolidation during 2003. Under Tax Consolidation, the franking account balances for group companies are transferred to the Head Entity, AMP Limited.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	18 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
18. Segment Reporting
The company operated in one industry, being direct insurance, underwritten in Australia.
19. Key management personnel compensation
The following individuals were the key management personnel of Harrington Sound Ltd (formerly AMP General Insurance Limited) for the current and prior reporting periods (unless stated otherwise):

Date of
Appointment/Resignation
during the current or prior
Name	reporting period

Peter Hodgett
Simon Hoole
Paul Leaming
The following table provides aggregate details of the compensation of key management personnel of Harrington Sound Ltd (formerly AMP General Insurance Limited).

	Short-term	Post-	Other		Share-
	employee	employment	long-term	Termination	based
Year	benefits	benefits	benefits	benefits	payments	Total
	$	$	$	$	$	$

2006	3,396,808	355,930	—	—	1,019,052	4,771,790
2005	3,164,278	389,654	—	—	956,156	4,510,088
Key management personnel disclosed above, also provided services to other related entities during the year. The above remuneration amounts include all amounts paid for services rendered to related entities and those services rendered to Harrington Sound Ltd (formerly AMP General Insurance Limited).
20. Auditors’ remuneration
Auditors’ remuneration for the year ended 31 December 2006 is paid on the Company’s behalf by a controlled entity within the AMP Limited Group.
21. Contingent Liabilities
There are no contingent liabilities as at 31 December 2006 (2005: Nil)

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	19 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
22. Related Parties
Transactions between Harrington Sound Ltd (formerly AMP General Insurance Limited) and other related parties for the financial year consisted of:
•	Payment of management fees for services provided

•	Provision of share capital

•	Provision of intercompany loans
Controlling Entity
The immediate parent entity is Shelly Bay Holdings Ltd (formerly AMP General Insurance Holdings Limited). AMP Limited is the ultimate parent entity.
Directors
The directors of the company during the financial year and the dates of appointments and resignations during the year are:
P D Leaming
P M Hodgett
S J Hoole
Other transactions with key management personnel and related entities
The directors and their director related entities receive normal dividends on their ordinary share holdings in AMP Limited.
During the year, transactions were entered into between Directors or their Director related entities and entities within the AMP Limited Group. These transactions are within a normal employee, customer or supplier relationship on terms and conditions no more favourable than those available to other employees, customers or members (unless otherwise described below) and include:
•	normal personal banking with AMP Bank Limited including the provision of credit cards;

•	the purchase of AMP superannuation products;

•	Financial investment services;

•	Other advisory services.
These transactions do not have the potential to adversely affect the decisions about the allocation of scarce resources made by users of AMP’s financial statements, or discharge of accountability by the Directors. The transactions are considered to be trivial or domestic in nature.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	20 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
22. Related Parties (continued)
Transactions with related parties
The aggregate amounts brought to account in respect of the following types of transactions and each class of related party involved were:

	2006	2005
	$	$
Amounts attributable to transactions with related parties
Operating (loss) before income tax for the financial year includes aggregate amounts attributable to transactions in respect of:

Investment Expenses/(benefit) — other related parties	7,940	(46,693)
Management Expense — other related parties	50,000	50,000

Amounts receivable from and payable to related parties

Aggregate amounts receivable at balance date :
Current
Receivable — other related parties	112,836,536	111,821,320

Aggregate amounts payable at balance date :
Current
Accounts Payable — other related parties	—	156,114
AMP Capital Investors Limited, a related entity within the wholly owned group, manages the majority of the investments of the company under a management contract which follows the normal terms and conditions for such contracts. Fees are paid or are due and payable for the management of investment portfolios under normal terms and conditions.
AMP Services Limited and Enstar Australia Ltd (formerly Cobalt Solutions Australia Limited), fellow wholly controlled entities, provide operational and administrative (including employee related) services to the company with the exception of certain financing arrangements, finance leasing and agent related services. The services provided are in the normal course of the business and are on normal commercial terms and conditions.

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	21 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
23. Cashflow Reconciliation
(i)	Reconciliation of cash

	2006	2005
	$’000	$’000
Cash at call	145	600
Cash in Trust	4,154	5,843

Total Cash	4,299	6,443

(ii)	Reconciliation of net cash flows from operating activities to operating profit after income tax:

	2006	2005
	$’000	$’000

Operating profit / (loss) after income tax	20,382	1,758

Unrealised profit / (loss) on investments	(4)	27

Change in assets and liabilities
(Decrease) in doubtful debts provision	—	(6)
(Increase)/Decrease in deferred tax asset	(10)	9,055
(Increase) /Decrease in reinsurance recoveries	19,992	48,217
(Decrease) in accounts payable	(1,228)	27
(Decrease) / Increase in outstanding claims	(19,985)	(48,162)
(Decrease) / Increase in current tax provision	(277)	396
(Increase) / decrease in other assets	(1,014)	697

Net cash inflow from operating activities	17,856	12,009

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	22 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
24. Financial Instruments
(a) Net Fair Values
The recorded net market value equates to net fair value for listed and unlisted debt and equity securities. For the following financial instruments, the cost carrying amount is considered to equate to their net fair value.
•	Cash

•	Debtors

•	Cash trusts and short term money market investments

•	Trade creditors
(b) Special terms and conditions
All financial instruments of the Company are held or issued on normal commercial terms at market rates of interest. There are no special terms or conditions affecting the nature and timing of the financial instruments not otherwise disclosed in these accounts.
(c) Credit risk
Trading investments are recorded in the accounts at net market value which represents the Group’s exposure to credit risk in relation to these instruments.
The credit risk of the Company arising from exposure of their investment portfolio is monitored and controlled by AMP Capital Investors Limited in accordance with Credit Policy guidelines.
Credit risk in trade receivables in managed by analysing the credit ratings of the underlying debts.
(d) Interest rate risk on financial instruments
The accounting policy notes describe the policies used to measure and report the assets and liabilities of the Company. Where the applicable market value is determined by discounting future cash flows, movements in interest rates will result in a reported unrealised gain or loss in the profit and loss account.
AMP Capital Investors Limited manages investment portfolios on behalf of the Company. The Company seeks to reduce its interest rate risk through the use of investment portfolios as a hedge against the insurance liabilities of the Company. To the extent that these assets and liabilities can be matched, unrealised gains or losses on revaluation of liabilities resulting from interest rate movements will be offset by unrealised losses or gains on revaluation of investment assets.
The Company’s exposure to interest rate risks and the effective interest rates of financial assets and liabilities at the reporting date, are as follows:

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	23 of 25

Harrington Sound Ltd (formerly AMP General Insurance Limited)
Notes to the financial statements for the year ended 31 December 2006
24. Financial Instruments (Continued)
For the year ended 2006

	Floating	Non		Weighted
	Interest	Interest		Average
	Rate	Bearing	Total	Interest
	$000’s	$000’s	$000’s	rate

Financial Assets

Receivables	—	112,836	112,836	—
Debtors and reinsurance recoveries	—	91,828	91,828	—
Cash deposits	145	—	145	6.00%
Cash Trusts	4,154	—	4,154	2.01%
Shares	—	30,167	30,167	—

Total Financial Assets	4,299	234,831	239,130

Financial Liabilities

Payables	—	1,101	1,101	—

Total Financial Liabilities	—	1,101	1,101

For the year ended 2005

	Floating	Non		Weighted
	Interest	Interest		Average
	Rate	Bearing	Total	Interest
	$000’s	$000’s	$000’s	rate

Financial Assets

Receivables	—	111,822	111,822	—
Debtors and reinsurance recoveries	—	111,820	111,820	—
Cash deposits	600		600	5.36%
Cash Trusts	5,843	—	—	4.79%
Shares		30,163	30,163	—

Total Financial Assets	6,443	253,805	254,405

Financial Liabilities

Payables	—	2,329	2,329	—

Total Financial Liabilities	—	2,329	2,329

Harrington Sound Ltd (formerly AMP General Insurance Limited) ABN 30 008 405 632	24 of 25

Report of Independent Auditors
The Board of Directors of Harrington Sound Limited (formerly AMP General Insurance Limited)
We have audited the accompanying balance sheets of Harrington Sound Limited (formerly AMP General Insurance Limited) as of December 31, 2006 and 2005, and the related income statements, statements of changes in equity, and cash flow statements for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harrington Sound Limited (formerly AMP General Insurance Limited) at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.
/s/ Ernst & Young
Sydney, Australia
May 15, 2008

Liability limited by a scheme approved under Professional Standards Legislation